UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2025
________________________________________________________________________________________________________________
ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
______________________________________________________________________________________________________________

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street,	Richmond,	Virginia	23230
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
_______________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 8, 2025, William F. Gifford, Jr. informed the Board of Directors (the “Board”) of Altria Group, Inc. (“Altria”) of his decision to retire as a director of Altria and as Chief Executive Officer (“CEO”), effective May 14, 2026 at the conclusion of Altria’s 2026 Annual Meeting of Shareholders (“2026 Annual Meeting”), having completed more than 30 years of distinguished service, including over five years as CEO. Accordingly, Mr. Gifford will not stand for reelection to the Board at the 2026 Annual Meeting.
On December 10, 2025, the Board elected Salvatore Mancuso to become Altria’s CEO and Heather A. Newman to become Altria’s Executive Vice President and Chief Financial Officer (“CFO”), in each case, effective May 14, 2026 at the conclusion of the 2026 Annual Meeting.
Mr. Mancuso, age 60, currently serves as Altria’s Executive Vice President and CFO since 2020 and has been continuously employed by Altria or its subsidiaries in various positions since 1990.
Ms. Newman, age 48, currently serves as Altria’s Senior Vice President, Chief Strategy & Growth Officer since March 2022, having previously served as Senior Vice President, Corporate Strategy from January 2020 through February 2022, and has been continuously employed by Altria or its subsidiaries in various positions since 1999.
Altria expects that Mr. Gifford will serve as a consultant to Altria upon his retirement through at least the end of 2026.
In connection with her election, Ms. Newman received a special grant of restricted stock units (“RSUs”) valued at $1,500,000. The RSUs will vest on November 20, 2030.
Mr. Mancuso’s compensation as Altria’s CEO and any additional changes to Ms. Newman’s compensation as Altria’s CFO will be determined and approved by the Board’s Compensation and Talent Development Committee at a later date.

Item 7.01.    Regulation FD Disclosure.

On December 11, 2025, in connection with the transitions disclosed in Item 5.02 of this Current Report on Form 8-K, Altria issued a press release, a copy of which is attached as Exhibit 99.1 and is incorporated by reference in this Item 7.01.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

99.1	Altria Group, Inc. Press Release, dated December 11, 2025 (furnished under Item 7.01)
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and
Associate General Counsel

DATE:    December 11, 2025

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